UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2019

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Southport Drive
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	CTHR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 7, 2019, Charles & Colvard, Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC, as representative and on behalf of the several underwriters named therein (collectively, the “Underwriters”), relating to an underwritten public offering (the “Offering”) for the issuance and sale of 6,250,000 shares of the Company’s common stock, no par value per share (the “Common Stock”). Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 937,500 shares of Common Stock to cover over-allotments.

The Offering is being made pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-225042) that was previously filed with the Securities and Exchange Commission, including the related prospectus, dated May 30, 2018, as supplemented by a prospectus supplement dated June 7, 2019. The closing of the Offering is expected to take place on or about June 11, 2019, subject to the satisfaction of customary closing conditions.

A copy of the Underwriting Agreement relating to the offering is filed as Exhibit 1.1 to this Current Report, and the description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. A copy of the opinion of K&L Gates LLP relating to the validity of the shares in the Offering is filed as Exhibit 5.1 hereto.

Item 7.01	Regulation FD Disclosure.

On June 7, 2019, the Company issued a press release with respect to the Offering described in Item 1.01 of this Current Report on Form 8-K. The press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated June 7, 2019

5.1	Opinion of K&L Gates LLP

23.1	Consent of K&L Gates LLP (included in Exhibit 5.1)

99.1	Press Release dated June 7, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

June 7, 2019	By:	/s/ Clint J. Pete
Clint J. Pete
Chief Financial Officer